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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Center Bancorp, Inc. desire to authorize John J. Davis and Anthony C. Weagley to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John J. Davis and Anthony C. Weagley , and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 187,950 shares of the Common Stock of Center Bancorp, Inc. issuable pursuant to the 1999 Employee Stock Incentive Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



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         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 4th day of May, 2000.

Signature                                               Title
---------                                               -----
/s/ Charles P. Woodward                                 Chairman of the Board
---------------------------
Charles P. Woodward

/s/ John J. Davis                                       Director; President and
---------------------------                              Chief Executive Officer
John J. Davis

/s/ Hugo Barth, III                                     Director
---------------------------
Hugo Barth, III

/s/ Robert L. Bischoff                                  Director
---------------------------
Robert L. Bischoff

/s/ Alexander A. Bol                                    Director
---------------------------
Alexander A. Bol

/s/ Brenda Curtis                                       Director
---------------------------
Brenda Curtis

/s/ Donald G. Kein                                      Director
---------------------------
Donald G. Kein

/s/ Paul Lomakin, Jr.                                   Director
---------------------------
Paul Lomakin, Jr.

/s/ Herbert Schiller                                    Director
---------------------------
Herbert Schiller

/s/ William A. Thompson                                 Director
---------------------------
William A. Thompson

/s/ Anthony C. Weagley                                  Chief Financial and
---------------------------                              Accounting Officer
Anthony C Weagley